Inventories	12 Months Ended
Mar. 31, 2020
Inventory Disclosure [Abstract]
Inventories
5.	INVENTORIES
The Company records inventories at the lower of cost (average-cost or specific-identification methods) or market. The Company expenses general and administrative costs related to products and services provided essentially under commercial terms and conditions as incurred. The Company determines the costs of inventories sold by the first-in, first-out or average cost methods.
The components of inventories are as follows:

	March 31,
	2020	2019
Raw materials	$32,552	$35,883
Work-in-process, including manufactured and purchased components	312,953	277,996
Finished goods	50,011	42,399
Rotable assets	57,460	57,282

Total inventories	$452,976	$413,560